Registration No. 033-19605

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 12
to
Form S-6

FOR REGISTRATION UNDER THE SECURITIES
ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUSTS REGISTERED
ON FORM N-8B-2

A.	Exact name of Trust:	MML Bay State Variable Life Separate Account I

B.	Name of Depositor:	MML Bay State Life Insurance Company

C.	Complete address of	1295 State Street
	Depositor's principal	Springfield, MA 01111
executive offices:

D.	Name and address of	Ann Lomeli
	Agent for Service	Corporate Secretary
	of Process:	1295 State Street
Springfield, MA 01111

It is proposed that this filing will become effective (check one)

immediately upon filing pursuant to paragraph (b) of Rule 485

X	on May 1, 2000 pursuant to paragraph (b) of Rule 485.

60 days after filing pursuant to paragraph (a)(1) of Rule 485 on ______________ pursuant to paragraph (a)(1) of Rule 485.

this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be _____________.

E.	Title of Securities being registered:	Flexible Premium Variable Whole Life Insurance Policies

F.	Approximate date of proposed public offering:	As soon as practicable after the effective date of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

1	Cover Page; The Separate Account.

2	Cover Page.

3	Cover Page.

4	Sales and Other Agreements.

5	The Separate Account.

6	Not Applicable.

7	Not Applicable.

8	Appendix F. Financial Statement.

9	Legal Proceedings.

10	Detailed Description of Policy Features; Investment Options; Other Policy Information.

11	Investment Options.

12	Investment Options; Sales and Other Agreements.

13	Introduction; Detailed Description of Policy Features.

14	Detailed description of Policy Features.

15	Premiums; Exhibit 99(11).

16	Introduction; The Separate Account.

17	Detailed description of Policy Features; Exhibit 99(11).

18	The Separate Account.

19	Other Information.

20	Not Applicable.

21	Policy Loan Privilege.

22	Not Applicable.

23	Bonding Arrangement.

24	Detailed Description of Policy Features; Other Information; Investment Options.

25	Other Information.

26	Other Information; The Investment Options.

27	Other Information.

28	Appendix E: Directors and Executive Officers.

29	Other Information.

30	Other Information.

31	Not Applicable.

32	Not Applicable.

33	Not Applicable.

34	Not Applicable.

35	Sales and Other Agreements.

36	Not Applicable.

37	Not Applicable.

38	Sales and Other Agreements.

39	Sales and Other Agreements.

40	Sales and Other Agreements.

41	Sales and Other Agreements.

42	Not Applicable.

43	Sales and Other Agreements.

44	The Separate Account.

45	Not Applicable.

46	Account Value and Net Surrender Value; The Separate Account.

47	The Separate Account.

48	Not Applicable.

49	Not Applicable.

50	Not Applicable.

51	Detailed Description of Policy Features; Other Policy Information.

52	Investment Options.

53	Federal Income Tax Considerations.

54	Not Applicable.

55	Not Applicable.

56	Not Applicable.

57	Not Applicable.

58	Not Applicable.

59	Appendix F.

Flexible Premium Variable Whole Life Insurance Policies*
Issued by MML Bay State Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by MML Bay State Life Insurance Company (“MML Bay State”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MML Bay State. “MassMutual” refers to Massachusetts Mutual Life Insurance Company. MML Bay State is a wholly owned subsidiary of MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the investment funds (divisions of the Separate Account) offered under this policy and a Guaranteed Principal Account (the “GPA”). Currently, the following funds are available through the MML Trust under this policy: MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Blend Fund.

We service the policy at our Principal Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is (413) 788-8411. Our Home Office is located in Hartford, Connecticut.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2000

Table of Contents

I. Introduction	1

II. Detailed Description of Policy Features

Purchasing the Policy	4
Death Benefit	4
Premiums	5
Transfers	7
Policy Termination and Reinstatement	7
Charges and Deductions	8
Deductions from Premiums	8
Monthly Charges Against the Account Value	8
Daily Charges Against the Separate Account	9
Surrender Charges	9
Other Charges	9
Special Circumstances	10
Account Value and Net Surrender Value	10
Policy Loan Privilege	11

III. Investment Options

The Guaranteed Principal Account	13
The Separate Account	13
The Funds	14
Fund Profiles	14
The Investment Advisers	15

IV. Other Policy Information

When We Pay Proceeds	16
Payment Options	16
Beneficiary	17
Assignment	17
Limits on Our Right to Challenge the Policy	17
Error of Age or Gender	17
Suicide	17
Additional Benefits You Can Get by Rider	18
Sales and Other Agreements	18

V. Other Information

MML Bay State and MassMutual	20
Annual Reports	20
Federal Income Tax Considerations	20
Your Voting Rights	23
Reservation of Rights	23
Service Agreement	24
Bonding Arrangement	24
Legal Proceedings	24
Experts	24

Appendix A

Definition of Terms	A-1

Appendix B

Example of the Impact of the Account Value and Premiums on the Policy Death Benefit	B-1

Appendix C

Rates of Return	C-1

Appendix D

Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums	D-1

Appendix E

Directors of MML Bay State	E-1
Principal Officers	E-2

Appendix F

Separate Account Financial Statements	F-1
Corporate Financial Statements	FF-1

ii
Table of Contents

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this prospectus.

You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment funds in which you have account value. Policy values in the GPA will earn interest at a guaranteed rate of 4%. We may credit an interest rate periodically that exceeds this guaranteed rate.

The following diagram summarizes how the policy works.

HOW THE POLICY WORKS

Premium Payment

We deduct a premium expense
charge from each premium payment.

ê

Net Premium

We allocate the net premium and
account value among the divisions
of the Separate Account and the
GPA based on the percentages you
have chosen.

Investment Earnings

Each day we credit or debit the investment earnings or losses of the divisions of the Separate Account less fund investment management fees and Separate Account fees.
è
We also credit interest on values
in the GPA.

Death Benefit

The death benefit is generally the Selected Face Amount or, if greater, the Minimum Face Amount.
ê Account Value You determine how the account value is allocated among the available investment options. í î
Account Value Charges
è
Each month we deduct for
administrative, mortality, and
rider expenses.

Owner Access to
Account Value
è
You may access account values
through loans and withdrawals.

Policy Surrender

In the first 15 years of coverage, if you surrender all of your coverage or decrease your Selected Face Amount, we deduct a surrender charge from any amount we pay you.

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and separate account charges follows.

	CURRENT RATE	GUARANTEED RATE
Premium Expense Charge	5.0% of premium (2.5% Sales Charge plus 2.5% Premium Tax Charge)	7.5% of premium (5.0% Sales Charge plus 2.5% Premium Tax Charge)

Administrative Charge	Tax-Qualified Policies: $5.25 per month per policy	All Policies: $8 per month per policy

Policies issued under our Simplified Underwriting procedures: $5.25 per month per policy

All other Policies: $4.00 per month per policy

Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Attained Age, and risk classification of the Insured.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Mortality and Expense Risk Charge	0.40% on an annual basis of daily net asset value of the Separate Account	0.40% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Interest Rate Expense Charge	0.9% of loaned amount	2.0% of loaned amount

Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)

Surrender Charges (Apply upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	Coverage Years 1-15:
Administrative Surrender Charge
(ASC) plus Sales Load Surrender
Charge (SLSC). ASC during Year 1
equals $5 per $1,000 of Selected Face
Amount; it then grades to zero
during Years 2-10, and is zero
thereafter. During the first 10 Years
of Coverage, SLSC equals 25% of
premium paid for the coverage up to
the Surrender Charge Band, 5% of
premium paid for the coverage in
excess of the Band up to twice the
Band, and 4% of premium paid for
the coverage in excess of twice the
Band up to three times the Band.
During the next 5 Years of
Coverage, these percentages are
reduced, by factors set forth in the
policy, to zero by the end of the
15th Year.	Coverage Years 1-15:
Administrative Surrender Charge
(ASC) plus Sales Load Surrender
Charge (SLSC). ASC during Year 1
equals $5 per $1,000 of Selected Face
Amount; it then grades to zero
during Years 2-10, and is zero
thereafter. During the first 10 Years
of Coverage, SLSC equals 25% of
premium paid for the coverage up to
the Surrender Charge Band, 5% of
premium paid for the coverage in
excess of the Band up to twice the
Band, and 4% of premium paid for
the coverage in excess of twice the
Band up to three times the Band.
During the next 5 Years of
Coverage, these percentages are
reduced, by factors set forth in the
policy, to zero by the end of the
15th Year.

	Coverage Years 16+: $0	Coverage Years 16+: $0

2
Introduction

Investment Management Fees
and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1999.

Fund Name	Management Fees	Other Expenses		Total Fund Operating Expenses

MML Equity Fund	0.37%	0.00%	[1]	0.37%
MML Money Market Fund	0.46%	0.04%		0.50%

MML Managed Bond Fund	0.47%	0.03%	[1]	0.50%
MML Blend Fund	0.37%	0.01%	[1]	0.38%

1 MassMutual agreed to bear expenses of the MML Equity Fund, MML Managed Bond Fund, MML Blend Fund and MML Money Market Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2001. MassMutual does not expect that it will be required to reimburse any expenses of the MML Equity Fund, the MML Managed Bond Fund, the MML Blend Fund, and the MML Money Market Fund in 2000.

(See the fund prospectus for more information.)
Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under existing policies.

To purchase a policy, you had to send a completed application to our Principal Administrative Office. The policy could be issued for an Insured between the ages of 0 and 82 inclusive. Before issuing a policy, we required evidence of insurability.

The minimum Selected Face Amount of a policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

•
Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.

•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.

•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally were issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are “unisex”; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies.

Right to Return the Policy. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy under the GPA; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy.

In other states, this refund is equal to any premium paid for the policy.

Consult your policy to determine which refund applies under your policy.

Death Benefit

While the policy is in force, we will, upon receipt of due proof of the Insured’s death, pay the death benefit to the named Beneficiary. Although we normally will pay the death benefit within seven days of receiving satisfactory proof of the Insured’s death, we may delay payments under certain circumstances. All or part of the death benefit can be paid in cash or under one or more of the payment options described in the policy.
4
Detailed Description of Policy Features

The death benefit is the greater of:

(a) the Selected Face Amount on the date of death; and

(b) the Minimum Face Amount on the date of death.

This Benefit is increased by the part of any monthly charge for a period beyond the date of death that was deducted from the account value. It is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the account value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

See Appendix B for examples of how changes in account value may affect the death benefit of a policy.

Changes in Selected Face Amount. You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to our Principal Administrative Office. The Selected Face Amount change will be effective on the Monthly Calculation Date on or next following our acceptance of the request.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used). You cannot increase the Selected Face Amount of the policy less than six months after the Policy Date or another increase, or after the Insured reaches Attained Age 82.

If you increase the Selected Face Amount, the Mortality Charges will increase.

Decreases in Selected Face Amount. You may decrease the Selected Face Amount in certain circumstances, although we believe that decreases generally are not in the best interest of an Owner. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than the minimum Selected Face Amount.

If you decrease the Selected Face Amount, a surrender charge may apply. We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a) the Selected Face Amount of the most recent increase

(b) the Selected Face Amounts of the next most recent increases successively

(c) the initial Selected Face Amount.

If you decrease the Selected Face Amount, the monthly charges deducted from the account value will change.

If you decrease the Selected Face Amount, the policy may become a “modified endowment contract” under federal tax law. Consult your tax adviser. (See also Modified Endowment Contracts in Part V).

We reserve the right to terminate the option to decrease the Selected Face Amount.

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net premiums are allocated to the account value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency and initial Selected Face Amount, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums. When applying for the policy, you select the Planned Annual Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a written notice to us at our Principal Administrative Office. The minimum Planned Annual Premium is based on the Selected Face Amount, the Insured’s age, and the first premium paid.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, you must have a sufficient account value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Wire Transfer. You may also make premium payments by instructing your bank to wire funds to:

Chase Manhattan Bank, New York, New York
ABA #021000021
MML Bay State Life Account #910-2-481026
Ref: Contract #
Name: (Contract Owner)

Premium Limitations. The minimum premium payment is $10.

The maximum premium each Policy Year is the greater of:

(a)	an amount equal to $100 plus double the minimum annual premium for the policy; and

(b)	the highest premium payment amount that would not increase the amount at risk.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the premium expense charge.

Net Premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we receive your completed Part 1 of Application for the policy; and

(c)	the day we receive the first premium payment in good order.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a written notice to us at our Principal Administrative Office.
6
Detailed Description of Policy Features

You may set your net premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. Simply send us a written request. We may limit transfers to four each Policy Year. This limit does not apply to a transfer of all funds in the Separate Account divisions to the GPA.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each year for three consecutive Policy Years, and

•	you have not invested any net premium amount in the GPA or

•	transferred any money into the GPA during these three years,

you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.
a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Consult your tax adviser.

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge currently is 5.0%. It is equal to a Sales Charge of 2.5% plus a Premium Tax Charge of 2.5%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.
Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an administrative charge;

(b)	a Mortality Charge; and

(c)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge. The monthly administrative charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges. The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following two standard rate classes: Nonsmoker and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.
8
Detailed Description of Policy Features

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount. The Sales Load Surrender Charge applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount.

Administrative Surrender Charge. This charge initially is $5 for each $1,000 of Selected Face Amount; it then grades down to zero over ten years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the Surrender Charge Band, plus 5% of premiums paid for the coverage in excess of the Surrender Charge Band up to twice the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of twice the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age, gender, and smoker classification of the Insured at the time of purchase. Premiums are allocated to the initial Selected Face Amount, and to each increase, based on factors shown in the policy.

Decrease in Selected Face Amount. If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a surrender charge. The surrender charge is equal to the pro rata surrender charge for each decreased or canceled Selected Face Amount segment.

After a Selected Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.
Detailed Description of Policy Features

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Cash Surrender Value

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	Net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	Monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

• Net premiums allocated to the Guaranteed Principal Account; plus

• amounts transferred into the GPA from the Separate Account; less

• amounts transferred or withdrawn from the GPA; and less

• Monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the loan interest rate expense charge; or

•	4% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	4% if greater.

The current interest rate we declare will not be less than the rate determined by an index defined in the policy, reduced by any tax charge reflecting the policy’s share of our federal income tax liability.

Cash Surrender Value. The cash surrender value of the policy is equal to:

•	the account value; less

•	any surrender charges that apply; and less

•	any policy debt.

You may surrender the policy by sending a written request to our Principal Administrative Office. We will determine the cash surrender value at the end of the Valuation Date on which we receive the request in good order.

Withdrawals. On any Monthly Calculation Date at least six months after the Policy Date, you may withdraw an amount, not less than $100, up to the cash surrender value. We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a withdrawal. We will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the written request in good order. We will process it within seven days. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these. We will reduce the Selected Face Amount by the amount of the withdrawal.

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

Loan Interest Charged. At the time of Application, you may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins, or

(ii)	5%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. We will allocate all loan repayments to the GPA. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 4% and the policy loan rate less a loan interest rate expense charge. We guarantee this charge will not exceed 2%. Currently, the charge is 0.9%.

Effect of Loan. A policy loan affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment. Taking a policy loan could have adverse tax consequences if your policy is a “modified endowment contract” under current federal tax law. Consult your tax adviser.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.
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Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 4%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 4% or, if greater, the policy loan rate less the loan interest rate expense charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MML Bay State. The Separate Account is maintained under the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into four divisions. Each division invests in shares of a designated investment fund as follows

Division	Fund

MML Equity	MML Equity Fund

MML Money Market	MML Money Market Fund

MML Managed Bond	MML Managed Bond Fund

MML Blend	MML Blend Fund

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MML Bay State. We may transfer to our general account any assets that exceed anticipated obligations of the Separate Account.

Investment Options

The Funds

The MML Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (“1940 Act”). It provides an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MML Bay State. Shares of this organization are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MML Bay State and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policy owners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives is contained in the accompanying prospectuses; they include information on the risks associated with the investments, the investment techniques, and the deduction of expenses for each of the funds.

MML Series Investment Fund
(“MML Trust”)

The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Four of the diversified investment portfolios of the Trust are available under this policy.

MML Money Market Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment grade debt securities.
14
Investment Options

MML Blend Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income and money market securities.

MML Equity Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income by investing in equity securities.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, and MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the death benefit within seven days after we receive all required documents in a form satisfactory to us at our Principal Administrative Office.

We can delay payment of the death benefit, the cash surrender value, or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any cash surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

We can delay payment of the entire death benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the death benefit from the date of death to the date of payment.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.
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Other Policy Information
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not.
If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the Insured’s death. The Applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the policy with respect to any material misrepresentation in the application regarding the insurability of the Insured once the policy has been in force during the lifetime of Insured for two years after the its Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the change or reinstatement with respect to the Insured after the change has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent monthly charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the policy will terminate. We will refund the amount of all premiums paid, less any withdrawals and policy debt. If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Selected Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the policy, there is no additional refund for any Selected Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Subject to state availability, the following riders are available.

Waiver of Monthly Charges Rider. This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

Accidental Death Benefit Rider. This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the policy for a specified amount on specified dates, without evidence of insurability.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the death benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the “NASD”).

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under their existing policies. MMLISI is the current broker-dealer for the existing policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 10, 6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; and for coverage years 11 and beyond, 2% of all premium paid.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.
Other Policy Information

V. Other Information

MML Bay State and MassMutual

MML Bay State is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. MML Bay State was incorporated under the laws of Missouri in 1894 and is now domiciled in Connecticut. MML Bay State is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York, and in the District of Columbia. MML Bay State is a wholly owned subsidiary of MassMutual. MML Bay State is licensed to transact variable life insurance business in all U.S. states except New York, and in the District of Columbia.

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1999, MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion.

MML Bay State’s Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The Segment and the Separate Account are part of MML Bay State.

Due to MML Bay State’s current tax status, we do not charge the Segment for MML Bay State’s federal income taxes that may be a result of activity of the Segment. Periodically, MML Bay State reviews the question of a charge to the Segment for MML Bay State’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MML Bay State resulting from activity of the Segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of MML Bay State’s federal income taxes that are a result of activity of the GPA.

Under current laws, MML Bay State may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MML Bay State reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or MML Bay State maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured, or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on MML Bay State’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distribution and loans.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 [1] /2; or

(ii)	made because the taxpayer became disabled; or

(iii) made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy’s number of shares of the funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the right to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new Segments;

•	Combine any two or more Separate Accounts, Segments or divisions;

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•
Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more funds for other funds with similar investment objectives;

•	Delete funds or close funds to future investments; and

•	Change the name of the Separate Account.
Other Information

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State’s use of MassMutual’s personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $350,000 deductible).

Legal Proceedings

We are not currently involved in any legal proceedings that would have a material impact on the policy.

We are involved in litigation arising in and out of the normal course of business, including suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Experts

We have included the 1999 audited statutory financial statements of MML Bay State and the 1999 audited financial statements of the segment of the Separate Account established for the policies in reliance on the reports of Deloitte & Touche LLP, independent auditors’, given on the authority of that firm as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103.

The 1998 and 1997 audited statutory financial statements of MML Bay State and the 1998 audited financial statements of the Separate Account were audited by auditors other than Deloitte & Touche LLP.

Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.
24
Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The death benefit is described in Part II of this prospectus.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, in good order means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the premium expense charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Principal Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MML Bay State and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.
Appendix A

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Principal Administrative Office: Our Principal Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policies’ designated segment of the “MML Bay State Variable Life Separate Account I” established by MML Bay State and maintained under the laws of Connecticut. It is registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is equal to the minimum Planned Annual Premium. It is based on the Selected Face Amount, the first premium paid, and the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MML Bay State.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.
2
Appendix A
Appendix B

Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum face amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Appendix B
Appendix C
Rates of Return

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under the policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the mortality and expense risk charge. The returns do not reflect any policy charges, which, if included, would reduce performance.

On request, we will provide an illustration of account values and cash surrender values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and initial Selected Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The cash surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We also may distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each division of the Separate Account. Table 1 shows figures for periods ended December 31, 1999, while Table 2 shows December 31 one-year total returns for each year shown. These rates do not reflect:

•	the mortality and expense risk charges assessed against the Separate Account

•	deductions from premiums or monthly charges assessed against the account value of the policies

•	the policy’s surrender charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.
1
Appendix C

TABLE 1

EFFECTIVE ANNUAL RATES OF RETURN
AS OF DECEMBER 31, 1999

Fund	Since Inception	15 Years	10 Years	5 Years	1 Year
MML Money Market Fund	6.54%	5.82%	4.98%	5.14%	4.78%

MML Managed Bond Fund	9.53%	8.85%	7.68%	7.50%	(1.83%	)
MML Blend Fund	12.66%	12.89%	11.51%	13.75%	(1.24%	)

MML Equity Fund	14.06%	15.05%	13.56%	17.78%	(3.82%	)

The figures in this Table do not reflect any charges at the Separate Account or policy level.

Dates of inception:

MML Equity Fund – 9/15/71
MML Managed Bond Fund – 12/16/81
MML Money Market Fund – 12/16/81
MML Blend Fund – 2/3/84

TABLE 2

ONE YEAR TOTAL RETURNS

Year Ended	MML Money Market		MML Managed Bond		MML Blend		MML Equity
1999	4.78%		(1.83%	)	(1.24%	)	(3.82%)

1998	5.16%		8.14%		13.56%		16.20%
1997	5.18%		9.91%		20.89%		28.59%

1996	5.01%		3.25%		13.95%		20.25%
1995	5.58%		19.14%		23.28%		31.13%

1994	3.84%		(3.76%	)	2.48%		4.10%
1993	2.75%		11.81%		9.70%		9.52%

1992	3.48%		7.31%		9.36%		10.48%
1991	6.01%		16.66%		24.00%		25.56%

1990	8.12%		8.38%		2.37%		(0.51%)
1989	9.16%		12.83%		19.96%		23.04%

1988	7.39%		7.13%		13.40%		16.68%
1987	6.49%		2.60%		3.12%		2.10%

1986	6.60%		14.46%		18.30%		20.15%
1985	8.03%		19.94%		24.88%		30.54%

1984	10.39%		11.69%		8.24%	*	5.40%
1983	8.97%		7.26%		—		22.85%

1982	11.12%	*	22.79%	*	—		25.67%
1981	—		—		—		6.67%

1980	—		—		—		27.62%
1979	—		—		—		19.54%

1978	—		—		—		3.71%
1977	—		—		—		(0.52%)

1976	—		—		—		24.77%
1975	—		—		—		32.85%

1974	—		—		—		(17.61%) [1]

The figures in this Table do not reflect any charges at the Separate Account or policy level.

*Since inception.

1 Performance for the MML Equity Fund prior to 1974 is not available.

Dates of inception:

MML Equity Fund – 9/15/71
MML Managed Bond Fund – 12/16/81
MML Money Market Fund – 12/16/81
MML Blend Fund – 2/3/84
Appendix C
Appendix D

Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for a Nonsmoker Male age 35. Nonsmoker is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and cash surrender values for the policy with those of other variable life policies.

The death benefits and cash surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

•	any policy loan were made during the period of time illustrated

•	the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and cash surrender values shown in Tables 1 and 2 reflect the following current charges:

•	Administrative charges of $4 per month per policy in all years.

•	Mortality Charges based on the current rates we are charging for Nonsmoker, fully underwritten risks.

•	Mortality and expense risk charges of 0.40% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

•	Fund level expenses of 0.44% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and cash surrender values shown in Tables 3 and 4 reflect the following guaranteed maximum charges as well as the current fund level expenses.

•	Administrative charges equal to $8 per month per policy in all years.

•	Mortality Charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	Mortality and expense risk charges equal to 0.40% on an annual basis of the daily net asset value of the Separate Account in all years.

Cash surrender values shown in the Tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 10 Policy Years) and the applicable Sales Load Surrender Charge (during the first 15 Policy Years).

Taking the current mortality and expense risk charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are (0.84%), 5.11%, and 11.06%, respectively, on a net basis.
1
Appendix D

TABLE 1
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Nonsmoker Current Schedule of Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$178	$237	$297

2	$2,583	$100,000	$100,000	$100,000	$1,055	$1,231	$1,413
3	$3,972	$100,000	$100,000	$100,000	$1,947	$2,297	$2,676

4	$5,431	$100,000	$100,000	$100,000	$2,851	$3,436	$4,096
5	$6,962	$100,000	$100,000	$100,000	$3,738	$4,622	$5,658

6	$8,570	$100,000	$100,000	$100,000	$4,609	$5,857	$7,380
7	$10,259	$100,000	$100,000	$100,000	$5,462	$7,142	$9,278

8	$12,032	$100,000	$100,000	$100,000	$6,296	$8,479	$11,370
9	$13,893	$100,000	$100,000	$100,000	$7,110	$9,869	$13,678

10	$15,848	$100,000	$100,000	$100,000	$7,902	$11,315	$16,225
15	$27,189	$100,000	$100,000	$100,000	$11,570	$19,515	$33,688

20	$41,663	$100,000	$100,000	$145,925	$13,985	$28,948	$61,833
25	$60,136	$100,000	$100,000	$217,806	$15,160	$40,307	$106,768

30	$83,713	$100,000	$100,000	$320,532	$15,188	$54,666	$179,068
35	$113,804	$100,000	$114,757	$465,600	$13,230	$72,631	$294,684

40	$152,208	$100,000	$134,014	$680,679	$6,927	$93,716	$475,999
45	$201,222	$0	$154,382	$990,058	$0	$117,848	$755,769

50	$263,778	$0	$177,841	$1,449,692	$0	$144,586	$1,178,612

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	6%	12%

1	$898	$957	$1,017

2	$1,781	$1,957	$2,140
3	$2,650	$3,000	$3,380

4	$3,504	$4,090	$4,749
5	$4,342	$5,226	$6,262

6	$5,163	$6,411	$7,934
7	$5,966	$7,646	$9,781

8	$6,750	$8,933	$11,823
9	$7,514	$10,273	$14,081

10	$8,255	$11,668	$16,578
15	$11,579	$19,524	$33,697

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

TABLE 2
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Nonsmoker Current Schedule of Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$224	$284	$344

2	$2,583	$100,000	$100,000	$100,000	$1,121	$1,298	$1,483
3	$3,972	$100,000	$100,000	$100,000	$2,047	$2,402	$2,786

4	$5,431	$100,000	$100,000	$100,000	$2,967	$3,560	$4,229
5	$6,962	$100,000	$100,000	$100,000	$3,870	$4,767	$5,818

6	$8,570	$100,000	$100,000	$100,000	$4,757	$6,023	$7,568
7	$10,259	$100,000	$100,000	$100,000	$5,626	$7,332	$9,498

8	$12,032	$100,000	$100,000	$100,000	$6,478	$8,695	$11,628
9	$13,893	$100,000	$100,000	$100,000	$7,312	$10,115	$13,981

10	$15,848	$100,000	$100,000	$100,000	$8,127	$11,595	$16,581
15	$27,189	$100,000	$100,000	$107,039	$11,929	$20,017	$34,410

20	$41,663	$100,000	$100,000	$168,174	$14,722	$29,986	$62,987
25	$60,136	$100,000	$100,000	$250,273	$16,669	$42,367	$108,815

30	$83,713	$100,000	$115,044	$363,003	$17,642	$57,811	$182,414
35	$113,804	$100,000	$132,917	$521,418	$17,007	$76,389	$299,665

40	$152,208	$100,000	$151,845	$747,954	$14,751	$99,245	$488,859
45	$201,222	$100,000	$174,826	$1,090,384	$8,666	$126,685	$790,133

50	$263,778	$0	$198,586	$1,578,739	$0	$157,608	$1,252,968

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
	0%
End of Policy Year		6%	12%

1	$913	$973	$1,034
2	$1,814	$1,991	$2,176
3	$2,699	$3,053	$3,437

4	$3,569	$4,162	$4,831
5	$4,422	$5,319	$6,370

6	$5,259	$6,525	$8,070
7	$6,078	$7,783	$9,950

8	$6,880	$9,096	$12,030
9	$7,664	$10,466	$14,332

10	$8,429	$11,897	$16,882
15	$11,937	$20,024	$34,418

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

TABLE 3
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Nonsmoker Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$119	$177	$235

2	$2,583	$100,000	$100,000	$100,000	$938	$1,106	$1,282
3	$3,972	$100,000	$100,000	$100,000	$1,770	$2,104	$2,465

4	$5,431	$100,000	$100,000	$100,000	$2,613	$3,168	$3,795
5	$6,962	$100,000	$100,000	$100,000	$3,437	$4,273	$5,255

6	$8,570	$100,000	$100,000	$100,000	$4,243	$5,420	$6,860
7	$10,259	$100,000	$100,000	$100,000	$5,026	$6,609	$8,623

8	$12,032	$100,000	$100,000	$100,000	$5,789	$7,841	$10,564
9	$13,893	$100,000	$100,000	$100,000	$6,528	$9,118	$12,700

10	$15,848	$100,000	$100,000	$100,000	$7,244	$10,442	$15,054
15	$27,189	$100,000	$100,000	$100,000	$10,496	$17,887	$31,133

20	$41,663	$100,000	$100,000	$134,747	$12,467	$26,297	$57,096
25	$60,136	$100,000	$100,000	$200,132	$12,830	$35,978	$98,104

30	$83,713	$100,000	$100,000	$289,130	$10,506	$46,973	$161,525
35	$113,804	$100,000	$100,000	$406,294	$3,094	$59,355	$257,148

40	$152,208	$0	$105,339	$568,282	$0	$73,664	$397,400
45	$201,222	$0	$115,790	$780,473	$0	$88,389	$595,781

50	$263,778	$0	$126,118	$1,068,848	$0	$102,535	$868,982

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	6%	12%

1	$839	$897	$954

2	$1,665	$1,833	$2,008
3	$2,474	$2,807	$3,169

4	$3,267	$3,822	$4,449
5	$4,041	$4,877	$5,859

6	$4,796	$5,974	$7,414
7	$5,530	$7,112	$9,127

8	$6,243	$8,295	$11,018
9	$6,932	$9,522	$13,104

10	$7,598	$10,796	$15,408
15	$10,505	$17,895	$31,142

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

TABLE 4
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Nonsmoker Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$172	$230	$288

2	$2,583	$100,000	$100,000	$100,000	$1,014	$1,185	$1,363
3	$3,972	$100,000	$100,000	$100,000	$1,884	$2,224	$2,592

4	$5,431	$100,000	$100,000	$100,000	$2,747	$3,313	$3,951
5	$6,962	$100,000	$100,000	$100,000	$3,591	$4,443	$5,444

6	$8,570	$100,000	$100,000	$100,000	$4,415	$5,616	$7,085
7	$10,259	$100,000	$100,000	$100,000	$5,218	$6,833	$8,888

8	$12,032	$100,000	$100,000	$100,000	$5,999	$8,094	$10,873
9	$13,893	$100,000	$100,000	$100,000	$6,760	$9,404	$13,060

10	$15,848	$100,000	$100,000	$100,000	$7,500	$10,766	$15,474
15	$27,189	$100,000	$100,000	$100,000	$10,908	$18,471	$32,000

20	$41,663	$100,000	$100,000	$156,394	$13,320	$27,516	$58,575
25	$60,136	$100,000	$100,000	$232,155	$14,773	$38,576	$100,937

30	$83,713	$100,000	$104,051	$334,532	$14,890	$52,287	$168,107
35	$113,804	$100,000	$118,914	$473,503	$12,283	$68,341	$272,128

40	$152,208	$100,000	$132,357	$659,247	$4,794	$86,508	$430,880
45	$201,222	$0	$145,564	$913,856	$0	$105,482	$662,215

50	$263,778	$0	$156,703	$1,247,040	$0	$124,367	$989,714

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	6%	12%

1	$861	$919	$977

2	$1,707	$1,877	$2,055
3	$2,536	$2,875	$3,243

4	$3,349	$3,914	$4,553
5	$4,142	$4,995	$5,995

6	$4,917	$6,118	$7,586
7	$5,670	$7,284	$9,340

8	$6,401	$8,496	$11,274
9	$7,112	$9,756	$13,411

10	$7,801	$11,067	$15,775
15	$10,915	$18,479	$32,008

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

Appendix E

Directors of MML Bay State Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111	MML Bay State Director (since 1996) President and Chief Executive Officer (1996-1999) MassMutual Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1990) and Senior Vice President and Actuary
        (since 1996)
MassMutual
    Senior Vice President and Actuary (since 1999 and 1995-1998)
    Senior Vice President and Chief Actuary (1998-1999)
Vice President and Actuary (1980-1995)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1999)
David L. Babson and Co. Inc.
    Executive Director (since 2000)
MassMutual
    Executive Director (1998-2000)
    Senior Managing Director (1996-1998)
Vice President and Managing Director (1989-1996)

James E. Miller, Director and Executive Vice President-Life Operations 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1998) and Executive Vice President-Life
        Operations (since 1999)
    Senior Vice President-Life Operations (1998-1999)
MassMutual
    Executive Vice President (since 1997 and 1987-1996)
UniCare Life & Health
Senior Vice President (1996-1997)

John V. Murphy, Director, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MML Bay State
    Director, President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Appendix E

Robert J. O’Connell, Director 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1999)
MassMutual
    Chairman (since 2000), President and Chief Executive Officer
        (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

PRINCIPAL OFFICERS (other than those who are also Directors):

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Stuart H. Reese, Executive Vice President-Investments 1295 State Street Springfield, MA 01111	MML Bay State
    Executive Vice President-Investments (since 1999)
    Director (1994-1999)
    Senior Vice President-Investments (1996-1999)
David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	MML Bay State Vice President (since 1999) and Treasurer (since 1997) MassMutual Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111	MML Bay State
    Senior Vice President (since 1999) and Secretary (since 1998)
    Vice President (1997-1999)
MassMutual
    Senior Vice President, Secretary and Deputy General Counsel
        (since 1999)
    Vice President, Secretary and Deputy General Counsel (1999)
    Vice President, Secretary and Associate General Counsel
        (1998-1999)
    Vice President, Associate Secretary and Associate General
        Counsel (1996-1998)
Connecticut Mutual Life Insurance Company
Corporate Secretary and Counsel (1988-1996)
2
Appendix E

Independent Auditors’ Report

The Board of Directors and Policyowners of
MML Bay State Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of the Variable Life Plus Segment of MML Bay State Variable Life Separate Account I (“the Account”), as of December 31, 1999, and the related statements of Operations and of Changes in Net Assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Financial Statements of the account for the year ended December 31, 1998, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the investment company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1999, and the results of their operations and their changes in net assets for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 14, 2000
MML Bay State Variable Life Separate Account I - Variable Life Plus

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division

ASSETS

Investment in the MML Series Investment Fund

Number of shares (Note 2)	4,972,267	3,075,171	468,039	3,145,159

Identified cost (Note 3B)	$141,555,306	$ 3,075,171	$ 5,681,745	$ 68,253,864

Value (Note 3A)	$181,763,151	$ 3,075,171	$ 5,434,102	$ 73,932,379

Dividends receivable	5,695,726	13,636	82,675	2,037,516

Receivable from MML Bay State Life Insurance Company	-	49,641	-	-

Total assets	187,458,877	3,138,448	5,516,777	75,969,895

LIABILITIES

Payable to MML Bay State Life Insurance Company	219,039	-	5,233	67,743

NET ASSETS	$187,239,838	$ 3,138,448	$ 5,511,544	$ 75,902,152

Net Assets

For variable life insurance policies	$187,196,918	$ 3,120,919	$ 5,488,445	$ 75,867,241

Retained in Variable Life Separate Account I by MML Bay State Life Insurance Company	42,920	17,529	23,099	34,911

Net assets	$187,239,838	$ 3,138,448	$ 5,511,544	$ 75,902,152

Accumulation units (Note 7)

Policyowners	43,614,844	1,780,433	2,375,991	21,731,388

MML Bay State Life Insurance Company	10,000	10,000	10,000	10,000

Total units	43,624,844	1,790,433	2,385,991	21,741,388

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 4.29	$ 1.75	$ 2.31	$ 3.49

December 31, 1998	4.48	1.68	2.36	3.55

December 31, 1997	3.87	1.60	2.19	3.14

December 31, 1996	3.02	1.53	2.00	2.61

December 31, 1995	2.52	1.46	1.95	2.30

See Notes to Financial Statements.

F-2
MML Bay State Variable Life Separate Account I - Variable Life Plus

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division

Investment income

Dividends (Note 3B)	$5,697,327	$ 138,499	$ 345,721	$4,009,517

Expenses

Mortality and expense risk fees (Note 4)	787,525	11,839	22,112	312,579

Net investment income (Note 3C)	4,909,802	126,660	323,609	3,696,938

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	6,181,838	-	32,471	1,514,996

Change in net unrealized appreciation/depreciation of investments	(19,368,880)	-	(480,390)	(6,467,080)

Net gain (loss) on investments	(13,187,042)	-	(447,919)	(4,952,084)

Net increase (decrease) in net assets resulting from operations	$(8,277,240)	$ 126,660	$ (124,310)	$(1,255,146)

See Notes to Financial Statements.

F-3
MML Bay State Variable Life Separate Account I - Variable Life Plus

STATEMENT OF CHANGES IN NET ASSETS
For The Years Ended December 31, 1999 and 1998

	1999				1998
	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division

Increase (decrease) in net assets
Operations:
Net investment income	$ 4,909,802	$ 126,660	$ 323,609	$ 3,696,938	$ 8,787,949	$ 107,458	$ 312,868	$ 6,165,375

Net realized gain (loss) on investments	6,181,838	-	32,471	1,514,996	5,422,496	-	18,941	1,677,263

Change in net unrealized appreciation/depreciation of investments	(19,368,880)	-	(480,390)	(6,467,080)	12,359,358	-	55,047	1,205,048

Net increase (decrease) in net assets resulting from operations	(8,277,240)	126,660	(124,310)	(1,255,146)	26,569,803	107,458	386,856	9,047,686

Capital transactions: (Note 8)

Transfer of net premium	24,508,062	344,300	638,205	10,009,013	26,611,733	360,189	723,643	10,632,506

Transfer to Guaranteed Principal Account	-	-	-	-	(175,670)	-	(274)	(10,622)

Transfer of surrender values	(8,205,923)	(113,637)	(368,328)	(3,036,762)	(6,040,828)	(67,717)	(136,976)	(2,786,150)

Transfer due to death benefits	(277,995)	-	(831)	(103,256)	(589,701)	(10,531)	(24,689)	(200,152)

Transfer due to policy loans, net of repayments	(5,074,926)	(417,016)	(179,103)	(2,034,136)	(4,888,449)	(43,155)	(98,594)	(1,803,232)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	23,137	226	(6,325)	(3,795)	(40,116)	1,675	(7,456)	(117,188)

Withdrawal due to charges for administrative and insurance costs	(11,754,482)	(171,389)	(353,200)	(5,177,198)	(12,007,949)	(155,970)	(368,745)	(5,339,815)

Divisional transfers	(663,209)	455,277	452,242	(244,310)	179,912	708,156	7,268	(895,336)

Net increase (decrease) in net assets resulting from capital transactions	(1,445,336)	97,761	182,660	(590,444)	3,048,932	792,647	94,177	(519,989)

Total increase (decrease)	(9,722,576)	224,421	58,350	(1,845,590)	29,618,735	900,105	481,033	8,527,697

NET ASSETS, at beginning of the year	196,962,414	2,914,027	5,453,194	77,747,742	167,343,679	2,013,922	4,972,161	69,220,045

NET ASSETS, at end of the year	$187,239,838	$ 3,138,448	$ 5,511,544	$ 75,902,152	$196,962,414	$ 2,914,027	$ 5,453,194	$ 77,747,742

See Notes to Financial Statements.

F-4

MML Bay State Variable Life Separate Account I - Variable Life Plus

Notes To Financial Statements

1.	HISTORY

MML Bay State Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on June 9, 1982 by MML Bay State Life Insurance Company (“MML Bay State”) in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains three segments within Separate Account I. The initial segment (“Variable Life Segment”) is used exclusively for MML Bay State’s limited payment variable whole life insurance policy.

On August 4, 1988, MML Bay State established a second segment (“Variable Life Plus Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On July 24, 1995, MML Bay State established a third segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy, known as Variable Life Select.

MML Bay State paid $40,000 to the Variable Life Plus Segment on August 4, 1988 to provide initial capital: 12,216 shares were purchased in the four series of shares of the management investment company described in Note 2 supporting the divisions of the Variable Life Plus Segment.

Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

2.	INVESTMENT OF THE VARIABLE LIFE PLUS SEGMENT’S ASSETS

The Variable Life Plus Segment maintains four divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund.

MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four of the eight separate series of the MML Series Investment Fund (the “MML Trust”). The MML Trust is an open-end, management investment company registered under 1940 Act. MassMutual serves as investment manager of the MML Trust. David L. Babson & Company, Inc. (“Babson”) a controlled subsidiary of MassMutual, served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund (effective January 1, 2000, Babson will continue to serve as the sub-adviser to the MML Equity Fund and will become the sub-adviser to the MML Money Market Fund, MML Managed Bond Fund and the entire MML Blend Fund).

In addition to the four divisions of the Variable Life Plus Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MML Bay State’s general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Variable Life Plus Segment in the preparation of the financial statements in conformity with generally accepted accounting principles.

Notes To Financial Statements (Continued)

A. Investment Valuation

Investments in MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are each stated at market value, which is the net asset value per share of each of the respective funds.

B. Accounting For Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Plus Segment is part of MML Bay State’s total operation and is not taxed separately. The Variable Life Plus Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Plus Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Plus Segment’s divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Plus Segment.

D. Policy Loan

When a policy loan is made, the Variable Life Plus Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and net assets of the Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MML Bay State charges the Variable Life Plus Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.40% of the value of each division’s net assets.

MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Plus Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Plus Segment. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

5.	SALES AGREEMENTS

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter (as defined in the Investment Company Act of 1940, as amended) of the policies pursuant to an agreement among MMLISI, MML Bay State and Separate Account I. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The policies are no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under existing policies.

Pursuant to underwriting and servicing agreements, commissions, or other fees due to registered representatives for servicing the policies are paid by MML Bay State through MMLISI. MMLISI also receives compensation for its actions as underwriters of the policies.

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
December 31, 1999

Cost of purchases	$20,682,182	$ 1,126,763	$ 1,239,282	$11,801,313

Proceeds from sales	(13,418,983)	(956,822)	(719,547)	(6,152,033)

Average monthly value of securities	195,434,011	2,964,457	5,521,102	77,723,730

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
December 31, 1999

Units purchased	5,466,677	201,236	274,625	2,806,047

Units withdrawn and transferred to Guaranteed Principal Account	(5,657,205)	(411,880)	(387,612)	(2,904,862)

Units transferred between divisions	(146,432)	265,955	190,756	(66,246)

Net increase (decrease)	(336,960)	55,311	77,769	(165,061)

Units, at beginning of the year	43,961,804	1,735,122	2,308,222	21,906,449

Units, at end of the year	43,624,844	1,790,433	2,385,991	21,741,388

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
December 31, 1998

Units purchased	6,457,940	219,843	318,132	3,211,770

Units withdrawn and transferred to Guaranteed Principal Account	(5,777,556)	(169,307)	(276,869)	(3,086,508)

Units transferred between divisions	51,997	428,412	146	(279,182)

Net increase (decrease)	732,381	478,948	41,409	(153,920)

Units, at beginning of the year	43,229,423	1,256,174	2,266,813	22,060,369

Units, at end of the year	43,961,804	1,735,122	2,308,222	21,906,449

Notes To Financial Statements (Continued)

8.	CONSOLIDATED MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

As discussed in Note 1, the financial statements only represent activity of MML Bay State’s Variable Life Plus Segment. The combined net assets as of December 31, 1999 for Separate Account I, which includes the Variable Life, Variable Life Plus and Variable Life Select Segments, are as follows:

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*MML Equity Index Division	*MML Small Cap Value Equity Division

Total assets	$379,167,099	$ 12,949,512	$ 11,390,142	$131,380,441	$ 2,927,384	$ 283,594

Total liabilities	486,583	33,913	12,694	104,345	-	263

Net assets	$378,680,516	$ 12,915,599	$ 11,377,448	$131,276,096	$ 2,927,384	$ 283,331

Net assets:

For variable life insurance policies	$378,628,200	$ 12,891,987	$ 11,348,021	$131,232,985	$ 2,927,384	$ 283,331

Retained in Variable Life Separate Account I by MML Bay State Life Insurance Company	52,316	23,612	29,427	43,111	-	-

Net assets	$378,680,516	$ 12,915,599	$ 11,377,448	$131,276,096	$ 2,927,384	$ 283,331

	*Oppenheimer Aggressive Growth Division	*Oppenheimer Capital Appreciation Division	*Oppenheimer Global Securities Division	*Oppenheimer Strategic Bond Division	*American Century VP Income & Growth Division	*T.Rowe Price Mid-Cap Growth Division	*Fidelity’s VIP II Contrafund Division

Total assets	$ 86,327,066	$ 62,579,025	$ 49,078,390	$ 4,334,309	$ 2,016,961	$ 1,515,935	$ 3,885,780

Total liabilities	88,612	58,476	34,267	5,498	-	-	-

Net assets	$ 86,238,454	$ 62,520,549	$ 49,044,123	$ 4,328,811	$ 2,016,961	$ 1,515,935	$ 3,885,780

Net assets:

For variable life insurance policies	$ 86,222,952	$ 62,505,456	$ 49,031,675	$ 4,322,106	$ 2,016,961	$ 1,515,935	$ 3,885,780

Retained in Variable Life Separate Account I by MML Bay State Life Insurance Company	15,502	15,093	12,448	6,705	-	-	-

Net assets	$ 86,238,454	$ 62,520,549	$ 49,044,123	$ 4,328,811	$ 2,016,961	$ 1,515,935	$ 3,885,780

*	Offered to the Variable Life Select Segment only.

Report of Independent Auditors’

To the Board of Directors and Policyholders of
MML Bay State Life Insurance Company

We have audited the accompanying statutory statement of financial position of MML Bay State Life Insurance Company as of December 31, 1999, and the related statutory statements of income, changes in shareholder’s equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company for the years ended December 31, 1998 and 1997, were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that these statements were not fairly presented in conformity with generally accepted accounting principles; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of MML Bay State Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended, on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 1, 2000
MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	1999	1998
	(In Millions)
Assets:

Bonds	$ 32.0	$ 28.6
Policy loans	35.0	24.1
Cash and short-term investments	38.9	17.2

Total invested assets	105.9	69.9

Investment and insurance amounts receivable	2.7	1.7
Transfer due from separate accounts	104.6	103.0
Federal income tax receivable	–	4.2

	213.2	178.8

Separate account assets	2,568.8	2,031.7

Total assets	$2,782.0	$2,210.5

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	1999	1998
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves and funds	$ 36.8	$ 47.3
Policyholders’ claims and other benefits	4.5	2.9
Payable to parent	2.9	10.8
Federal income tax payable	1.8	–
Other liabilities	11.1	7.9

	57.1	68.9

Separate account liabilities	2,568.4	2,027.7

Total liabilities	2,625.5	2,096.6

Shareholder’s equity:

Common stock, $200 par value 25,000 shares authorized 12,501 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	146.7	121.7
Surplus	7.3	(10.3)

Total shareholder’s equity	156.5	113.9

Total liabilities & shareholder’s equity	$2,782.0	$2,210.5

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Revenue:

Premium income	$467.6	$573.0	$606.6
Net investment income	4.3	4.9	3.9
Fees and other income	82.8	78.8	61.7

Total revenue	554.7	656.7	672.2

Benefits and expenses:

Policyholders’ benefits and payments	72.4	53.0	34.3
Addition to policyholders’ reserves and funds	383.0	494.9	543.9
Operating expenses	25.4	47.8	38.3
Commissions	24.4	42.1	35.4
State taxes, licenses and fees	11.2	12.9	11.2

Total benefits and expenses	516.4	650.7	663.1

Net gain from operations before federal income taxes	38.3	6.0	9.1

Federal income taxes	20.5	11.9	15.9

Net gain (loss) from operations	17.8	(5.9)	(6.8)

Net realized capital loss	(0.1)	(0.2)	(0.1)

Net income (loss)	$ 17.7	$ (6.1)	$ (6.9)

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	1999	1998	1997
	(In Millions)

Shareholder’s equity, beginning of year	$113.9	$ 67.5	$ 77.6

Increases (decreases) due to:
Net income (loss)	17.7	(6.1)	(6.9)
Capital contributions	25.0	50.0	–
Other	(0.1)	2.5	(3.2)

	42.6	46.4	(10.1)

Shareholder’s equity, end of year	$156.5	$113.9	$ 67.5

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Operating activities:
Net income (loss)	$ 17.7	$ (6.1)	$ (6.9)
Addition to policyholders’ reserves, funds and policy benefits net of transfers to separate accounts	(8.9)	12.1	10.5
Net realized capital loss	0.1	0.2	0.1
Change in transfer due from separate accounts	(1.6)	(27.2)	(25.6)
Change in payable to parent	(7.9)	(10.9)	22.8
Change in federal taxes payable/receivable	6.0	(8.1)	5.0
Other changes	6.1	1.8	(9.7)

Net cash provided by (used in) operating activities	11.5	(38.2)	(3.8)

Investing activities:
Loans and purchases of investments	(32.8)	(15.5)	(20.1)
Sales and maturities of investments and receipts from repayments of loans	18.0	17.4	20.4

Net cash provided by (used in) investing activities	(14.8)	1.9	0.3

Financing activities:
Capital and surplus contributions	25.0	50.0	–

Net cash provided by financing activities	25.0	50.0	–

Increase (decrease) in cash and short-term investments	21.7	13.7	(3.5)

Cash and short-term investments, beginning of year	17.2	3.5	7.0

Cash and short-term investments, end of year	$ 38.9	$ 17.2	$ 3.5

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

MML Bay State Life Insurance Company (“the Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company is primarily engaged in the sale of flexible and limited premium variable whole life insurance and variable annuities distributed through career agents and brokers. The Company is licensed to sell life insurance and annuities in the District of Columbia and 49 states (excluding New York).

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department, and prior to June 30, 1997, the State of Missouri Department of Insurance. On June 30, 1997, the Company redomesticated from the state of Missouri to the state of Connecticut which did not have any effect on the accounting practices being followed. These statutory financial statements are different in some respects from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to surplus on the effective date. The Company is currently reviewing the impact of Codification; however, due to the nature of certain required accounting changes and their sensitivity to factors such as interest rates, the actual impact upon adoption cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize surplus against declines in the value of bonds. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after-tax capital losses of $0.2 million in 1999, and $0.1 million in 1998 and 1997 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $0.1 million in 1999, 1998 and 1997.

Notes to Statutory Financial Statements, Continued

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

b.	Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life and annuity contactholders. Assets consist of holdings in an open-ended series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments reported at fair value. Transfers due from separate accounts represent the policyholders’ account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. The Company receives administrative and investment advisory fees from those accounts. The Company had $0.4 million and $4.0 million of its assets invested in the separate account as of December 31, 1999 and 1998, respectively.

Net transfers to separate accounts of $393.5 million, $481.2 million, and $479.4 million in 1999, 1998 and 1997, respectively, are included in addition to policyholders’ reserves and funds, in the Statutory Statements of Income.

c.	Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners’ Reserve Valuation Method bases using the 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 3.0 to 5.5 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 6.25 to 7.0 percent.

d.	Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, policy maintenance and settlement costs are charged to current operations when incurred.

e.	Cash and Short-Term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1999 federal income tax return on a consolidated basis with its parent, MassMutual and MassMutual’s other eligible life insurance affiliates and non-life affiliates. MassMutual and its eligible life insurance affiliates and its non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining MassMutual’s consolidated income tax returns through the year 1994 and is currently examining MassMutual’s consolidated income tax returns for the years 1995 through 1997. The Company believes any adjustments resulting from such examinations will not materially affect its financial position.

Federal tax payments were $14.5 million in 1999, $20.2 million in 1998 and $10.9 million in 1997.
Notes to Statutory Financial Statements, Continued

3.	SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $11.4 million of shareholder’s equity is available for distribution to the shareholder in 2000 without prior regulatory approval.

During 1999 and 1998, MassMutual contributed additional paid-in capital of $25.0 million and $50.0 million, respectively, to the Company.

4.	INVESTMENTS

The Company maintains a diversified bond portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

The carrying value and estimated fair value of bonds are as follows:

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$15.5	$ –	$ 0.1	$15.4
Mortgage-backed securities	4.1	–	0.1	4.0
Corporate debt securities	11.9	0.1	0.3	11.7
Utilities	0.5	–	–	0.5

TOTAL	$32.0	$ 0.1	$ 0.5	$31.6

	December 31, 1998
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 5.6	$ 0.1	$ –	$ 5.7
Mortgage-backed securities	4.6	0.1	–	4.7
Corporate debt securities	17.9	0.6	0.1	18.4
Utilities	0.5	–	–	0.5

TOTAL	$28.6	$ 0.8	$ 0.1	$29.3

Notes to Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 1999, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 4.8	$ 4.8
Due after one year through five years	16.3	16.2
Due after five years through ten years	6.4	6.1
Due after ten years	–	–

	27.5	27.1
Mortgage-backed securities, including securities guaranteed by the U.S. government	4.5	4.5

TOTAL	$32.0	$31.6

Proceeds from sales of investments in bonds were $18.0 million during 1999, $17.4 million during 1998 and $20.4 million during 1997. Gross capital gains of $0.1 million in 1999, 1998 and 1997 and gross capital losses of $0.4 million in 1999 and $0.1 million in 1998 and 1997 were realized on those sales, portions of which were deferred into the IMR.

5.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 1999 and 1998.

	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets

Bonds	$32.0	$31.6	$28.6	$29.3
Policy loans	35.0	35.0	24.1	24.1
Cash & short-term investments	38.9	38.9	17.2	17.2

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds: The estimated fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Policy loans, cash and short-term investment: Fair values for these instruments approximate the carrying amounts reported in the statutory statements of financial position.

6.	RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $25.9 million, $47.8 million and $26.8 million in 1999, 1998 and 1997, respectively. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company has reinsurance agreements with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewal term basis. Premium income and policyholders’ benefits and payments are stated net of reinsurance. Premium income of $7.5 million, $5.7 million and $4.8 million was ceded to MassMutual in 1999, 1998 and 1997, respectively. Policyholder benefits of $5.1 million, $2.2 million and $5.5 million were ceded to MassMutual in 1999, 1998 and 1997, respectively.

The Company has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed .22% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $22.1 million in 1999, $32.3 million in 1998, and $36.7 million in 1997 and it was not exceeded in any of the years. The Company paid premiums to MassMutual under the agreement of approximately $0.6 million, $0.9 million and $1.0 million in 1999, 1998 and 1997, respectively.

7. BUSINESS RISKS AND CONTINGENCIES

Approximately 55% of the Company’s premium revenue in 1999, was derived from two customers, and approximately 45% and 49% of the Company’s premium revenue in 1998 and 1997, respectively, was derived from three customers.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

8. AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 1999, is illustrated below. Subsidiaries are wholly-owned by MassMutual, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Mortgage Finance, LLC

Subsidiaries of MassMutual Holding Company
GR Phelps & Co., Inc.
MassMutual Holding Trust I
MassMutual Holding Trust II
MassMutual Holding MSC, Inc.
MassMutual International, Inc.
MML Investor Services, Inc.
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Charter Oak Capital Management, Inc. – 80.0%
Cornerstone Real Estate Advisors, Inc.
DLB Acquisition Corporation – 91.3%
Oppenheimer Acquisition Corporation – 91.91%

Subsidiaries of MassMutual Holding Trust II
CM Advantage, Inc.
CM International, Inc.
CM Property Management, Inc.
HYP Management, Inc.
MMHC Investments, Inc.
MML Realty Management
Urban Properties, Inc.
MassMutual Benefits Management, Inc.

Subsidiaries of MassMutual International, Inc.
MassMutual Internacional (Argentina) S.A. – 85%
MassLife Seguros de Vida S. A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 85%
MassMutual International (Luxembourg) S. A. – 85%

MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 40.93%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

The Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

MML Bay State directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

REPRESENTATIONS UNDER SECTION 26 (e)(2)(A)
OF THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

  CONTENTS OF POST-EFFECTIVE Amendment No. 12

    This Post-effective Amendment is comprised of the following documents:

        The Facing Sheet.

        The Prospectus consisting of 58 pages.

        The Undertaking to File Reports.

        The Signatures.

        Written Consents of the Following Persons:

        1.     Deloitte & Touche LLP, independent auditors';

        2.     Counsel opining as to the legality of securities being registered;

        3.     Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

    The following Exhibits:

        99.   The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

        A.1.  Resolution of Board of Directors of MML Bay State establishing the Separate Account.1

                 2.     Not applicable

                 3.     Distribution Contracts:

                          a.     Form of Distribution Servicing Agreement between MML Investors Services, Inc. and MML Bay State.2

                          b.     Not applicable.

                          c.     Not applicable.

                 4.     Not applicable.

                 5.     Form of Flexible Premium Variable Whole Life Insurance Policy.1

                 6.      a.     Certificate of Incorporation of MML Bay State.1

                           b.     By-Laws of MML Bay State.1

         7.     Not applicable.

                    8.     Not applicable.

                    9.     Not applicable.

                    10.   Form of Application for a flexible premium variable whole life insurance policy.1

                    11.   Memorandum describing MML Bay State's issuance, transfer,
                             and redemption procedures for the Policy.1

           B.     Opinion and Consent of Counsel as to the legality of the securities being registered.

           C.     No financial statement will be omitted from the Prospectus pursuant to
                     Instruction 1(b) or (c) of Part I.

           D.     Not applicable.

           E.      Consent of Deloitte & Touche LLP, independent auditors.

           F.      Opinion and consent of Craig Waddington as to actuarial matters pertaining to the securities being registered.

           G.      1.     a.     Powers of Attorney3
                                  b.      Powers of Attorney for Edward M. Kline, John Miller, Jr., and
                                        James Miller.4
                               c.     Power of Attorney for John V. Murphy, Efrem Marder, Lawrence
                                        V. Burkett, Jr. and Robert J. O'Connell.5

  1 Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement filed as an exhibit with the Commission on April 26, 1998.
  2 Incorporated by reference to Post-Effective Amendment No. 1 of Registration Statement
       033-82060 as an exhibit filed with the   Commission effective May 1, 1996.
  3 Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No.
       033-79750 as an exhibit filed with the Commission effective May 1, 1998.
  4 Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No.
       033-79750 filed on Form S-2 as an exhibit with the Commission on March 26, 1999.
  5 Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No.
       033-79570 as an exhibit on Form S-1 filed with the Commission in April, 2000.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Life Separate Account I certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 033-19605 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 033-19605 to Registration Statement No. 12 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2000.

  MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

  MML BAY STATE LIFE INSURANCE COMPANY (Depositor)

  By: /s/ John V. Murphy*
  John V. Murphy, Director, President and Chief Executive Officer
  MML Bay State Life Insurance Company

/s/ Richard M. Howe	On April 24, 2000, as Attorney-in-Fact pursuant to powers of attorney.
*Richard M. Howe

             As required by the Securities Act of 1933, this Post-Effective Amendment No. 12 to Registration Statement No. 033-19605 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John V. Murphy.*	Director, President and Chief	April 24, 2000
John V. Murphy	Executive Officer

/s/ Edward M. Kline*	Vice President and Treasurer	April 24, 2000
Edward M. Kline	(Principal Financial Officer)

/s/ John M. Miller, Jr.*	Vice President and Comptroller	April 24, 2000
John M. Miller Jr	(Principal Accounting Officer)

/s/ Lawrence V. Burkett, Jr.*	Director	April 24, 2000
Lawrence V. Burkett, Jr.

/s/ John B. Davies*	Director	April 24, 2000
John B. Davies

/s/ Isadore Jermyn*	Director	April 24, 2000
Isadore Jermyn

/s/ Efrem Marder*	Director	April 24, 2000
Efrem Marder

/s/ James Miller*	Director	April 24, 2000
James Miller

/s/ Stuart H. Reese*	Director	April 24, 2000
Stuart H. Reese

/s/ Robert J. O'Connell*	Director	April 24, 2000
Robert J. O'Connell

/s/ Richard M. Howe	On April 24, 2000, as Attorney-in-Fact
*Richard M. Howe	pursuant to powers of attorney.

  REPRESENTATION BY REGISTRANT'S COUNSEL

  As Counsel for MML Bay State, I, Lynn S. Mercier, have reviewed this Post-Effective Amendment No. 12 to Registration Statement No. 033-19605, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

  /s/ Lynn S. Mercier
  Lynn S. Mercier
  Counsel
  MML Bay State Life Insurance Company

  EXHIBIT LIST

99.B.	Opinion and Consent of Lynn S. Mercier

99.E.	Consent of Deloitte &Touche LLP, independent auditors'

99.F.	Opinion and Consent of Craig Waddington, FSA, MAAA